Financial Summary

Sue Carter
Senior Vice President and CFO

2015 Investor and Analyst Conference

Adjusted Operating and EBITDA Margins Show Steady Improvements in Operating Performance

Ingersoll Rand



CAGR 2.6%
$11.9
$12.0
$12.3
$12.9
2011
2012
2013
2014
Revenue $, Bil.



11.6%
12.0%
12.3%
13.6%
8.7%
9.2%
9.6%
11.0%
2011
2012
2013
2014
Operating Margin
EBITDA

Balancing Capital Allocation Alternatives Creates Shareholder Value

Ingersoll Rand

Balance Sheet
- BBB Rating
- No debt maturities until 2018

Organic Investment
- New Product Dev.
- BOS expansion
- CAPEX=Depreciation

Shareholder Value

Competitive Dividend
- Peer group payout
- 28% dividend CAGR, 2011-15

M&A
- Focused on core businesses
- Value accretive on a risk adjusted basis

Share Repurchase
- Repurchased 98M shares for $4.6B from 2011-14
- At a minimum will offset share dilution

Organic Investment

Ingersoll Rand

- Continuing investments in New Product Development and Business Operating System
- Modest future CAPEX needs
  - Minimal “Bricks and Mortar”
- Significant ongoing investment in ERP system



Capital Expenditures ($M)
$242
$234
~$250
2013
2014
2015 - 2016F Annually
ERP Spend

Note: Data Excludes Restructuring

Capital Expenditures ~ = Depreciation

Debt Maturity Profile
No near term maturities



$, Mil
750
350
300
125
700
500
150
306
37
500
300
8
8
8
8
8
8
8
8
8
8
8
Putable
Annually
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2043
2044

Strong Dividend Growth



Adjusted EPS
17% CAGR
$2.08
$2.57
$2.67
$3.33
2011
2012
2013
2014



Annual Dividend Per Share
28% CAGR
$0.43
$0.64
$0.84
$1.00
$1.16
2011
2012
2013
2014
2015F

- $1.16 per share dividend for 2015
- 2015 dividend increased by 16% from 2014
- 28% dividend CAGR 2011 to 2015

Share Repurchase

Avg. Shares outstanding, Mil


339
311
298
274
270
2011
2012
2013
2014
2015F

Share Repurchase, $M


1,162
840
1,200
1,375
250
Allegion Distribution
2011
2012
2013
2014
2015F
36.3
18.4
21.8
23.0
#Shares Purchased, Mil.

- New authorization in 2014 of $1.5B ; ~$900 Million remaining
- ~98M shares for $4.6B for 2011 to 2014
- Average share price of repurchase = $46.50 per share

M&A Framework

- Maintaining disciplined process; pipeline built from strategic plan
- Leverage existing businesses products, technologies and geographies
- Accretive to EBITDA, EPS and ROIC first full year of ownership
- Best talent on integration teams
- Will not overpay

Cameron Centrifugal Compressor | **FRIGOBLOCK**

Key Product Lines


Engineered Air
Process Gas
Plant Air


FRIGOBLOCK

Balanced Future Cash Deployment


100%
80%
60%
40%
20%
0%
2011
2012
2013
2014
2015
Future
Share Repurchases
M&A or Share Rep.
Acquisitions
Dividends
Debt Paydown

Free Cash Flow



$ Millions
860
810
~950 to 1,000
2013
2014
2015 Target

Excludes restructuring, one-time spin costs and refinancing premium

Long term goal 1X net income

Full-Year 2015 Forecast

Ingersoll Rand

	Y-O-Y Revenue Change	Adjusted Operating Margin
Climate – Reported – Organic--ExFX	2% to 3% **4% to 5%**	**12.5% to 13.5%**
Industrial – Reported – Organic FX[-3%]and Cameron[+12%]	13% to 14% **4% to 5%**	**14.5% to 15.5%***
Total Reported Organic	4% to 5% **4% to 5%**	**11% to 12%***

*Includes Cameron operating results plus acquisition-related amortization costs of ~$6 million per quarter and excludes inventory step-up costs of ~$12 million for both Q1 and Q2

Changes From Prior 2014 to 2016 forecast

Ingersoll Rand.

- GDP Growth
  - Slower than expected Asia and South America
- 17% drop in Euro vs $
  - Revenue drag offset by acquisitions
  - ($0.25) impact on EPS
- Lower than expected inflation
- End markets
  - US Institutional recovery just beginning
  - Stronger Thermo King North America
- Ongoing investments to drive future growth

Ingersoll Rand Targets 2013 to 2016

	Nov 2013 Forecast	May 2015 Forecast	
Revenue Growth	4% to 5%	4% to 5%	✓
Operating Income Growth Operating Margin Change	13% to 15% 85 bps to 100 bps	13% to 15% 85 to 100 bps	✓
Adjusted EPS	15% to 20% CAGR **Based on 24-26% tax rate**	15% to 20% CAGR **Based 24-26% tax rate**	✓
Business Unit Operating Margins			
- Climate	12% to 13%	13% to 14% in 2016	
- Industrial	17% to 19%	15% to 16% in 2016	
Cash Generation(**X** Net Income)	1.0 times	1.0 times	✓
- Working capital/revenues	2% to 3%	3% to 4%	
- 2016 ROIC	~10%	~10%	✓

Ingersoll Rand

- Strong and liquid balance sheet
- Cash flow to fund future growth
- Improving financial performance
  - Margins
  - Working capital management
  - ROIC
- Balanced capital allocation based on creating shareholder value



Total Shareholder Return % Change*
165
222
308
423
S&P 500
Peer Group Midpoint
Peer Group Avg.Top Quartile
Ingersoll Rand
*Total returns 12/30/2008 to 4/30/2015

Financial strategy to deliver growth and shareholder value

Ingersoll Rand

Inspiring Progress™